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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 1, 2003



                                 ENDOCARE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            0-27212                                 33-0618093
    (Commission File Number)             (IRS Employer Identification No.)

                 201 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA 92618
          (Address of principal executive offices, including zip code)


                                 (949) 450-5400
              (Registrant's telephone number, including area code)
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ITEM 4.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
         FINANCIAL DISCLOSURE

APPOINTMENT OF ERNST & YOUNG LLP.

The Company's Board of Directors, upon recommendation of the Company's Audit Committee, approved the appointment of Ernst & Young LLP ("E&Y") as the Company's new independent accountants, effective April 1, 2003. During the two most recent fiscal years of the Company ended December 31, 2002, and the subsequent interim period prior to the appointment of E&Y, the Company did not consult with E&Y regarding any of the matters set forth in Item 304(a)(2)(i) or
(ii) of Regulation S-K.

The Company intends to file its audited financial statements as promptly as possible. There can be no assurance, however, as to when E&Y's audit and review of such financial statements will be completed or that, at the conclusion of E&Y's audit and review, E&Y will give an opinion, unqualified or otherwise, on such financial statements without adjustment or restatement.

ITEM 5. OTHER EVENTS

As announced by the Company in a press release dated April 1, 2003, the Securities and Exchange Commission and the Department of Justice are conducting ongoing investigations into the Company's accounting practices in connection with its 2001 and 2002 financial statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENDOCARE, INC.

Date: April 2, 2003                 By: /s/ Katherine Greenberg
                                        ---------------------------------------
                                        Katherine Greenberg
                                        Chief Financial Officer